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                                                                  Exhibit 10.4

To:     The Parent
        The Obligors Agent
        The Original Borrowers
        The Original Guarantors
        The Lead Arrangers
        The Security Agent
        The Risk Participant
        The Banks
        (each as listed on the signature pages hereto)


                                                                 10 January 2001

Dear Sirs

COMPLETEL SUPPLEMENTAL AGREEMENT DATED 6 APRIL 2000

1. We refer to the Supplemental Agreement relating to the suspension of certain provisions of a Credit Agreement dated 6 January 2000 and a Participation Agreement dated 17 March 2000 and made between, inter alia, Completel Europe N.V. as Parent, Completel S.A.S. as Obligors Agent, members of the Completel Group as Original Borrowers and Original Guarantors, Goldman Sachs International and Paribas as Lead Arrangers, European Investment Fund as Risk Participant and Paribas as Security Agent and Facility Agent (as amended, the "SUPPLEMENTAL AGREEMENT"). Terms defined in the Supplemental Agreement shall unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Supplemental Agreement shall have effect as if set out in this letter.

2. Pursuant to the Supplemental Agreement the Facilities have been suspended until 11 January 2001 on the terms and subject to the conditions stated therein. We have been informed that CompleTel Europe N.V. wishes to extend this suspension period until 11 April 2001. By this letter, we hereby request the consent of all parties hereto to the extension by amending the Supplemental Agreement as follows:

        (i) The deletion of Clause 4.1.2 of the Supplemental Agreement to be replaced by the following:

        "4.1.2 Each of the parties hereto agrees that the Facilities will not be available for drawing and no Notice of Default may be given by the Participating Lender to the EIF during the period beginning on the Effective Date and ending on the earlier of:

                  (i)      11 April 2001;

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                  (ii)     the date upon which the Facilities are cancelled in
                           full pursuant to the provisions of Clause 13
                           (CANCELLATION AND PREPAYMENT) of the Credit
                           Agreement; and

                  (iii) the date the Facilities are restructured to reflect the Enlarged Business Plan,

                  (the "RESTRICTED PERIOD"). Each of the parties hereto acknowledges and confirms that the Banks shall be under no commitment to lend and the EIF shall not be obliged to make payments under the Participation Agreement during the Restricted Period."; and

         (ii) the deletion of Clauses 4.1.3 and 4.1.4 of the Supplemental Agreement to be replaced by the following:

         "4.1.3 The Parent and each of the Borrowers, jointly and severally, shall pay to the Facility Agent for the account of each Bank a commitment commission on the amount of such Bank's Tranche A Term Commitment and Revolving Commitment less, in the case of the Participating Lender, the Traded Proportion (as defined in the Participation Agreement) of the commitment commission calculated at the rate of 0.50 per cent. per annum and payable on the same days as it is calculated and payable under Clause
                  26.1 (COMMITMENT COMMISSION ON THE TRANCHE A TERM FACILITY) and Clause 26.2 (COMMITMENT COMMISSION ON THE REVOLVING FACILITY) of the Credit Agreement (save that in respect of the Tranche A Term Commitment the period during which such commitment commission shall accrue is extended up to and including 11 April 2001).

        4.1.4 The Parent and each of the Borrowers, jointly and severally, shall pay to the Facility Agent for the account of the EIF the Traded Proportion of the commitment commission referred to in sub-clause 4.1.3 on the Participated Portion of the Participating Lender's Commitment calculated at the rate of
                  0.50 per cent. per annum and payable on the same days as it is calculated and payable under Clause 26.5 of the Credit Agreement (save that in respect of the Tranche A Term Commitment the period during which such commitment commission shall accrue is extended up to and including 11 April 2001)."

3. The amendment to the Supplemental Agreement detailed in paragraph 2 above shall only become effective on the date the Facility Agent receives an executed counterpart of this letter from all parties hereto (the "EFFECTIVE DATE").

4. The Original Borrowers and the Original Guarantors on the date hereof and on the Effective Date shall be deemed to make the representations set out in

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        Clauses 20.1 (STATUS) to 20.4 (EXECUTION OF THE FINANCE DOCUMENTS) and
        Clause 20.8 (VALIDITY AND ADMISSIBILITY IN EVIDENCE) of the Credit Agreement and Clause 3.2 (NEW REPRESENTATION) of the Supplemental Agreement as if the same were set out in full herein and as if each reference therein to the "Credit Facility Documents" or the "Finance Documents":

        (i)      includes a reference to this letter; and

        (ii) is a reference to the Credit Agreement as amended by the Supplemental Agreement (as itself amended by this letter), together with the other Credit Facility Documents or the other Finance Documents respectively.

5. We kindly request that you confirm your agreement to the terms and conditions of this letter by countersigning and dating the enclosed copy of this letter and returning the original to us by fax and by post by no later than [ ] 2001.

6. By your countersignature of this letter, each of the parties hereto expressly acknowledges that save as amended herein, the provisions of the Supplemental Agreement and the Credit Agreement shall continue in full force and effect. All parties hereto acknowledge that the "EFFECTIVE DATE" as defined in the Supplemental Agreement occurred on 11 April 2000.

7. The provisions of Clause 6.1 (TRANSACTION EXPENSES) of the Supplemental Agreement, Clause 35.1 (BINDING AGREEMENT), Clause 39 (REMEDIES AND WAIVER, PARTIAL INVALIDITY), Clause 43 (GOVERNING LAW) and Clause 44 (JURISDICTION) of the Credit Agreement shall be incorporated into this letter as if set out in full herein and as if references therein to "this Agreement" or the "Finance Documents" are references to this letter. This letter may be executed in any number of counterparts, with different parties executing different counterparts all of which taken together shall constitute one and the same instrument.

Yours faithfully


BNP PARIBAS
as Facility Agent


We hereby acknowledge and confirm our agreement to the above:

THE PARENT
COMPLETEL EUROPE N.V.

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By:

Date:


THE OBLIGORS' AGENT
COMPLETEL S.A.S.

By:

Date:


THE ORIGINAL BORROWERS
COMPLETEL ECC B.V.

By:

Date:


COMPLETEL GMBH

By:

Date:


COMPLETEL HEADQUARTERS EUROPE S.A.S.

By:

Date:


COMPLETEL S.A.S.

By:

Date:



THE ORIGINAL GUARANTORS
COMPLETEL EUROPE N.V.

By:

Date:

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COMPLETEL ECC B.V.

By:

Date:


COMPLETEL HOLDING I B.V.

By:

Date:


COMPLETEL HOLDING II B.V.

By:

Date:


COMPLETEL GMBH

By:

Date:


COMPLETEL SERVICES S.A.S.

By:

Date:


COMPLETEL S.A.S.

By:

Date:



ACCES ET SOLUTIONS INTERNET S.A.R.L.

By:

Date:

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COMPLETEL UK LIMITED

By:

Date:


IPCENTA LIMITED

By:

Date:


COMPLETEL SPC

By:

Date:


COMPLETEL SPC II

By:

Date:


THE LEAD ARRANGERS

GOLDMAN SACHS INTERNATIONAL

By:

Date:


BNP PARIBAS

By:

Date:


THE FACILITY AGENT

BNP PARIBAS

By:

Date:

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THE SECURITY AGENT

BNP PARIBAS

By:

Date:

THE BANKS

GOLDMAN SACHS INTERNATIONAL

By:

Date:


BNP PARIBAS

By:

Date:


BARCLAYS BANK PLC

By:

Date:


CITIBANK INTERNATIONAL PLC

By:

Date:


COMPTOIR DES ENTREPRENEURS

By:

Date:


CREDIT LYONNAIS

By:

Date:

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MERRILL LYNCH CAPITAL MARKETS BANK LIMITED

By:

Date:


SCOTIABANK EUROPE PLC

By:

Date:


AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
ACTING THROUGH ITS PARIS BRANCH

By:

Date:


BANCA NAZIONALE DEL LAVORO S.P.A. - PARIS BRANCH

By:

Date:


CREDIT AGRICOLE INDOSUEZ

By:

Date:


IBM FRANCE FINANCEMENT S.A.

By:

Date:



THE RISK PARTICIPANT

EUROPEAN INVESTMENT FUND

By:

Date: